SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ X ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

                         FENIMORE ASSET MANAGEMENT TRUST
                (Name of Registrant as Specified In Its Charter)

                         FENIMORE ASSET MANAGEMENT TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:
[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1) Amount previously paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                 PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY


                         FENIMORE ASSET MANAGEMENT TRUST
                             118 NORTH GRAND STREET
                           COBLESKILL, NEW YORK 12043



                                 April __, 2000



Dear Shareholder:

           I am writing to inform you of the upcoming special meeting of the shareholders of each of the two mutual funds which comprise Fenimore Asset Management Trust (the "Trust") and which are advised by Fenimore Asset Management, Inc.: FAM Value Fund and FAM Equity Income Fund. The meeting is being called in order to consider: (i) the proposed election of two new Trustees and the re-election of five current Trustees of the Trust and (ii) the ratification of the selection of PricewaterhouseCoopers LLP as the independent public accountants for the Trust.

           PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY. Please be sure to sign and return each proxy card regardless of how many you receive.

           The Board of Trustees of the Trust has unanimously approved these proposals and recommends a vote "FOR" each of the nominees for Trustee and "FOR" the ratification of the selection of the Trust's independent public accountants. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact us at (800) 932-3271.


                                           Sincerely,


                                           [Signature block]
                                           -----------------
                                           Thomas O. Putnam
                                           President and Chairman of the Board

                         FENIMORE ASSET MANAGEMENT TRUST

                                 FAM VALUE FUND

                             FAM EQUITY INCOME FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



           To the Shareholders of Fenimore Asset Management Trust:

           Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Fenimore Asset Management Trust (the "Trust"), will be held on May 15, 2000, at 2:00 P.M., (Eastern Standard Time), at the offices of the Trust at 115 North Grand Street, Cobleskill, New York, 12043, for the purpose of considering and acting on the following matters:

           1.        To elect seven Trustees of the Trust;

           2. To ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2000; and

           3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

           The close of business on March 24, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

                                             By Order of the Trustees



                                             DIANE VAN BUREN MARKLEY, Secretary



          April __, 2000

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT


In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.


--------------------------------------------------------------------------------

                         FENIMORE ASSET MANAGEMENT TRUST

                             118 NORTH GRAND STREET

                           COBLESKILL, NEW YORK 12043



                                 PROXY STATEMENT


                      FOR A SPECIAL MEETING OF SHAREHOLDERS


                                  INTRODUCTION


           This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Fenimore Asset Management Trust, a Massachusetts business trust (the "Trust"), to be used in connection with a Special Meeting of Shareholders of the Trust to be held on May 15, 2000. All persons who are shareholders of the Trust as of March 24, 2000 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than Proposal 1 and Proposal 2 set forth in the accompanying Notice of Special Meeting of Shareholders and as described in this Proxy Statement. The mailing address of the principal executive offices of the Trust is: 118 North Grand Street, Cobleskill, New York, 12043. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Trust is April 10, 2000.

           Only shareholders of record of the Trust at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either submit to the Trust a subsequently dated proxy, deliver to the Trust a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

           The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Trust shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

           The Trust will furnish, without charge, a copy of each Fund's most recent annual report to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (800) 932-3271. The annual report will be mailed to you by first-class mail within three business days of your request.


                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

           It is the present intention that the enclosed proxy will be used for the purposes of voting in favor of the election of each of the following nominees as a Trustee to hold office until the next meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified. Other than Mr. Hughey and Mr. Pogue, each of the nominees presently is a Trustee of the Trust. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.



NAME, AGE AND POSITION
WITH THE TRUST                           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
--------------                           -----------------------------------------------

Thomas O. Putnam*                        Chairman, Treasurer, Fenimore Asset Management, Inc., Cobleskill,
Age:  55                                 New York
Chairman of the Board and
President

Diane Van Buren Markley*                 Investment Management Associate, Fenimore Asset Management, Inc.,
Age:  42                                 Cobleskill, New York
Secretary, Treasurer and Trustee

Roger A. Hannay                          President, Hannay Reels, Inc., a manufacturer of industrial reel
Age:  58                                 products, Westerlo, New York
Trustee

Joseph O. Bulmer                         Retired President, Hudson Valley Community College, Troy, New York
Age:  70
Trustee

Fred "Chico" Lager                       Business Consultant; Director, Whole Foods Markets, Inc., Austin,
Age:  45                                 TX; Retired President and Chief Executive Officer of Ben &
Trustee                                  Jerry's Homemade, Inc.

David A. Hughey                          Retired Executive Vice President and Chief Administrative
Age: 68                                  Officer, Dean Witter, Discover & Co., New York, New York; Former
Nominee                                  Director - The Piper Funds





NAME, AGE AND POSITION
WITH THE TRUST                           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
--------------                           -----------------------------------------------

C. Richard Pogue                         Retired Vice President, Investment Company Institute, trade
Age: 63                                  association for the investment company industry, Washington, D.C.
Nominee


--------------------
* Mr. Putnam and Ms. Van Buren Markley, by virtue of their employment with Fenimore Asset Management, Inc., the Trust's investment adviser, are each considered an "interested person" of the Trust, as that term is defined in
    Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

    Trustees receiving a plurality vote shall be elected.


           During the fiscal year ended December 31, 1999, the Trustees held four meetings. All incumbent Trustees of the Trust attended at least 75% of the meetings. The Trustees have established an audit committee and a nominating committee, each of which met during the fiscal year. As of the Record Date, neither the foregoing Trustee nominees individually nor Trustees and officers of the Trust as a whole owned beneficially more than 1% of the outstanding Shares of the Trust or of any series of the Trust.

           The following table sets forth information regarding all compensation paid by the Trust to its Trustees who are nominees for re-election for their services as trustees during the fiscal year ended December 31, 1999. The Trust has no pension or retirement plans.



                               COMPENSATION TABLE

                                                                                                    TOTAL
NAME AND POSITION                                     AGGREGATE COMPENSATION FROM THE    COMPENSATION FROM THE FUND
WITH THE TRUST                                                   TRUST                              COMPLEX*
----------------------------------------------------- ---------------------------------- -----------------------------------
Thomas O. Putnam**...................................            $0                                 $0
Trustee
Roger A. Hannay......................................            $10,000                            $10,000
Trustee
Joseph J. Bulmer.....................................            $10,000                            $10,000
Trustee
Diane Van Buren Markley**............................            $0                                 $0
Trustee
Fred Lager...........................................            $10,000                            $10,000
Trustee


--------------------
*   The Fund Complex consists only of the two separate series in the Trust.
** Mr. Putnam and Ms. Van Buren Markley are each considered to be "interested persons" of the Trust and therefore they are not compensated for their services as Trustees.

                               EXECUTIVE OFFICERS

           The following table sets forth certain information with respect to the executive officers of the Trust:

NAME, AGE AND POSITION
WITH THE TRUST                                                                    PRINCIPAL OCCUPATION
--------------                                                                    --------------------

Thomas O. Putnam..............................................................    Chairman and Treasurer
Age: 55                                                                           Fenimore Asset Management, Inc.
Chairman of the Board and President
Diane Van Buren Markley.......................................................    Investment Management
Age: 42                                                                           Associate, Fenimore Asset Management, Inc.
Secretary and Treasurer

           The President, Treasurer and the Secretary hold their respective offices until a successor is duly elected and qualified. None of the officers of the Trust receive compensation from the Trust.


INVESTMENT ADVISER

           Fenimore Asset Management, Inc., 118 North Grand Street, Cobleskill, New York 12043 serves as investment adviser to FAM Value Fund and FAM Equity Income Fund.

DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT

           The Trust serves as distributor of shares of each series. In this capacity it receives purchase orders and redemption requests relating to its Shares. FAM Shareholder Services, Inc. serves as the shareholder servicing agent of each of the Trust's series pursuant to a Shareholder Services Agreement with the Trust. FAM Shareholder Services, Inc. is located at 118 North Grand Street, Cobleskill, New York 12043 and is an affiliate of Fenimore Asset Management, Inc.

           Thomas O. Putnam, who is a nominee for re-election as a Trustee, is the majority shareholder of Fenimore Asset Management, Inc. and the sole shareholder of FAM Shareholder Services, Inc.


           THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 2

                          RATIFICATION OF THE SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

           PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as independent public accountants for the Trust. In order to comply with certain provisions of the 1940 Act regarding the selection and ratification of a mutual fund's independent public accountants, the Trustees are now seeking shareholder ratification of the Board's previous selection of PricewaterhouseCoopers LLP as independent public accountants for the Trust for the fiscal year ending December 31, 2000.

           Neither PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Trust. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to questions in the event the need arises.

           The ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast at the Meeting by shareholders of the Trust.

           THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                     FURTHER INFORMATION REGARDING THE TRUST

           The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the record date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Trust were outstanding and entitled to vote at the Meeting:

                                                                  SHARES
FUND                                                            OUTSTANDING
--------------------------------------------------------------- -----------

FAM Value Fund.................................................
FAM Equity Income Fund.........................................

           Each whole Share of a fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

           The following table sets forth certain information as of March 24, 2000 for each of the Funds with respect to each person or group known by the Trust to be the beneficial or record owner of more than 5% of any Fund's outstanding voting securities:


                                             NAME AND ADDRESS          AMOUNT OF RECORD OR
FUND                                         OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP     PERCENT OF CLASS
-------------------------------------------- ------------------------- ------------------------ -----------------------------
FAM Value Fund..........................
FAM Equity Income Fund..................


                             ADDITIONAL INFORMATION


           With respect to the actions to be taken by the shareholders of the Trust on the matters described in this Proxy Statement, (i) a majority of the outstanding Shares present in person or by proxy at the Meeting shall constitute a quorum; provided that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) for purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. The Trust will bear all costs associated with the solicitation of proxies from the Shareholders.

           Any shareholder proposal intended to be presented at any future Meeting of shareholders must be received by the Trust at its principal office a reasonable time before the Trust's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of Proxy relating to such meeting.


                                         By Order of the Trustees


                                         DIANE VAN BUREN MARKLEY, Secretary



           April __, 2000

                 PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                                      PROXY

                                 FAM VALUE FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                  May 15, 2000

           The undersigned hereby appoints Joseph Bucci, Monte Thompson and Peter Sweetser, or any one of them, his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of FAM Value Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 2:00 p.m., Eastern Time, on May 15, 2000, at 115 North Grand Street, Cobleskill, New York 12043 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

           THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2:

PROPOSAL 1...........Election of Trustees:

         Thomas O. Putnam                            Fred "Chico" Lager
         Diane Van Buren Markley                     David A. Hughey
         Roger A. Hannay                             C. Richard Pogue
         Joseph O. Bulmer

     [  ]FOR ALL               [  ] AGAINST ALL             [  ]FOR ALL EXCEPT


        -----------------------------------------------------------------
         (Only use to withhold authority to vote on individual Nominees)


PROPOSAL 2.          Ratification of the selection of
                     PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December
                     31, 2000.


        [  ]FOR             [  ]AGAINST                [  ]ABSTAIN


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND FOR PROPOSAL 2.
              ---                  ---

           Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                Dated _____________________, 2000


                                --------------------------------------------
                                Name of Shareholder(s) -- Please print or type

                                --------------------------------------------
                                Signature(s) of Shareholder(s)

                                --------------------------------------------
                                Signature(s) of Shareholder(s)


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                                      PROXY

                             FAM EQUITY INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                  May 15, 2000

           The undersigned hereby appoints Joseph Bucci, Monte Thompson and Peter Sweetser, or any one of them, his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of FAM Equity Income Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 2:00 p.m., Eastern Time, on May 15, 2000, at 115 North Grand Street, Cobleskill, New York 12043 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

           THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2:

PROPOSAL 1.    Election of Trustees:

         Thomas O. Putnam                                 Fred "Chico" Lager
         Diane Van Buren Markley                          David A. Hughey
         Roger A. Hannay                                  C. Richard Pogue
         Joseph O. Bulmer

       [  ]FOR ALL           [  ]AGAINST ALL             [  ]FOR ALL EXCEPT


        -----------------------------------------------------------------
         (Only use to withhold authority to vote on individual Nominees)


PROPOSAL 2.         Ratification of the selection of
                    PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December
                    31, 2000.


   [  ]FOR                     [  ]AGAINST                    [  ]ABSTAIN


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND FOR THE PROPOSAL 2.

           Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                               Dated _____________________, 2000


                               -------------------------------------
                               Name of Shareholder(s) -- Please print or type

                               -------------------------------------
                               Signature(s) of Shareholder(s)

                               -------------------------------------
                               Signature(s) of Shareholder(s)




This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

           PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.